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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 14, 1998

                       Morgan Stanley ABS Capital I Inc.,
                         as Depositor in connection with
               Life Bank Asset-Backed Certificates, Series 1998-1
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    333-19779                    13-3939229
(State of Incorporation)           (Commission                (I.R.S. Employer
                                   File Number)              Identification No.)

               1585 Broadway, 2nd Floor, New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

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     The sole purpose of this Current Report on Form 8-K is to file (i) certain opinions and the consent of Andrews & Kurth L.L.P., counsel to Morgan Stanley ABS Capital I Inc., the Depositor in connection with the proposed offering of Life Bank Asset-Backed Certificates, Series 1998-1, and (ii) the consent of PricewaterhouseCoopers LLP, independent accountants to MBIA Insurance Corporation, which will act as the Certificate Insurer in connection with the proposed offering of the Life Bank Asset-Backed Certificates, Series 1998-1.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         5.1 Opinion of Andrews & Kurth L.L.P. regarding the legality of the Certificates

         5.2 Opinion of Andrews & Kurth L.L.P. regarding the legality of the Bonds

         8.1 Opinion of Andrews & Kurth L.L.P. regarding tax matters

        23.1 Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1, 5.2 and 8.1)

        23.2 Consent of PricewaterhouseCoopers LLP

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MORGAN STANLEY ABS CAPITAL I INC.


                                           By: /s/ Paul Scialabba
                                               ---------------------------------
                                               Name:  Paul Scialabba
                                               Title: Vice President

Date:  September 22, 1998



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                                  EXHIBIT INDEX

Exhibit
-------
 5.1 Opinion of Andrews & Kurth L.L.P. regarding the legality of the Certificates

 5.2  Opinion of Andrews & Kurth L.L.P. regarding the legality of the Bonds

 8.1  Opinion of Andrews & Kurth L.L.P. regarding tax matters

23.1  Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1, 5.2 and 8.1)

23.2  Consent of PricewaterhouseCoopers LLP



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